UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 6, 2008

Moldflow Corporation
(Exact name of registrant as specified in charter)

Delaware	000-30027	04-3406763
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
492 Old Connecticut Path, Ste 401, Framingham, MA	01701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 358-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02     Results of Operations and Financial Condition

The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. On May 6, 2008, Moldflow Corporation issued a press release regarding results of the third quarter of the fiscal 2008 year. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.
(c) Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated May 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLDFLOW CORPORATION

Date:	May 6, 2008	By:	/s/ Gregory W. Magoon
		Name:	Gregory W. Magoon
		Title:	Executive Vice President of Finance,
Chief Financial Officer, Assistant Secretary
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Moldflow Corporation dated May 6, 2008.